Revenue	12 Months Ended
Dec. 31, 2021
Disclosure Of Revenue From Contracts With Customers [Abstract]
Revenue
6. Revenue
The Company recognized upfront proceeds of £36.5 million ($50.0 million) from the license and collaboration agreement with Ultragenyx for setrusumab as revenue in the year ended December 31, 2021. The variable consideration relating to future milestones and sales royalties will be recognized in the statement of comprehensive income/(loss) when the milestones are achieved or the underlying commercial sales are made, in the event regulatory approval is achieved.
As a consequence of the license and collaboration agreement with Ultragenyx and in accordance with terms of the 2015 asset purchase with Novartis, the Company made a payment to Novartis of £7.2 million ($10.0 million). The payment included a deduction for costs of £2.4 million which was deferred and will be recognized in the statement of comprehensive income/(loss) when the associated costs are incurred. In the year ended December 31, 2021, £1.1 million of these deductions were recognized within “Cost of revenue” in the consolidated statement of comprehensive income/(loss). As of December 31, 2021 the remaining balance to be recognized of £1.3 million is included within “Other liabilities” in the consolidated balance sheet. See Note 13 for additional details.